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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 15, 1998




                            HORIZON PHARMACIES, INC.
            (Exact name of registrant as specified in its charter)




            DELAWARE                  0-22403                   75-2441557
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File Number)            Identification No.)


        275 W. PRINCETON DRIVE
           PRINCETON, TEXAS                                        75407
(Address of Principal Executive Offices)                         (Zip Code)

                                 (972) 736-2424
               (Registrant's telephone number, including area code)


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

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

       (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

    Filed herewith as a part of this report are the following financial statements for R-D Pharmacy & Books, a sole proprietorship: (i) audited Balance Sheet at December 31, 1997 and audited Statement of Income,
Statement of Owners' Equity and Statement of Cash Flows for the year ended December 31, 1997, and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto; and (ii) unaudited Balance Sheet at June 30, 1998, and unaudited Statements of Income, unaudited Statements of Shareholders' Equity, and unaudited Statements of Cash Flows each for the six months ended June 30, 1998 and June 30, 1997. These financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

       (b)   PRO FORMA FINANCIAL INFORMATION.

    Filed herewith as a part of this report are HORIZON Pharmacies, Inc.'s (the "Registrant") Pro Forma Combined Condensed Balance Sheet at June 30, 1998 and Pro Forma Combined Condensed Statement of Income for the six months ended June 30, 1998 and the year ended December 31, 1997, and the Adjustments to Pro Forma Financial Statements applicable thereto. These pro forma financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

       (c)   EXHIBITS.

             The following exhibits are filed with this report:

             Exhibit No.    Name of Exhibit
             -----------    ---------------
                 23         Consent of Howard & Waltrip, P.C., Independent Auditors
                            (filed electronically herewith).

                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       REGISTRANT:

                                       HORIZON PHARMACIES, INC.


Date:  October 27, 1998                By: /s/ Ricky D. McCord
                                           ------------------------------
                                           Ricky D. McCord, President

                             R-D PHARMACY & BOOKS
                         YEAR ENDED DECEMBER 31, 1997
                      WITH REPORT OF INDEPENDENT AUDITORS

                                 [LETTERHEAD]

The Owners                                                  October 23, 1998
R-D Pharmacy & Books




                        REPORT OF INDEPENDENT AUDITORS


We have audited the accompanying balance sheet of R-D Pharmacy & Books as of December 31, 1997, and the related statement of income, owners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R-D Pharmacy & Books at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas

R-D PHARMACY & BOOKS
BALANCE SHEETS


                                           DECEMBER 31,      JUNE 30,
ASSETS                                         1997           1998
                                        -----------------  -----------
                                                           (Unaudited)
Current assets:
 Cash                                      $   40,934      $  43,193
 Accounts receivable-trade                     53,935         63,394
 Inventories, lower of cost or market         178,401        181,034
                                           ----------      ---------
  Total current assets                        273,270        287,621

Fixed assets:
 Improvements                                   8,281          8,281
 Furniture and Equipment                      126,548        126,548
 Automobile                                    27,300         27,300
 Accumulated depreciation                    (134,819)      (138,874)
                                           ----------      ---------
  Total net fixed assets                       27,310         23,255

Other assets:
 Goodwill                                      12,000         12,000
 Accumulated amortization                     (12,000)       (12,000)
                                           ----------      ---------
  Total other assets                                0              0

TOTAL ASSETS                               $  300,580      $ 310,876
                                           ----------      ---------
                                           ----------      ---------
LIABILITIES AND OWNERS' EQUITY

Current Liabilities:
 Accounts payable-trade                    $   46,853      $  45,330
 Payroll taxes payable                              0             63
                                           ----------      ---------
  Total current liabilities                    46,853         45,393

Owners' equity                                253,727        265,483
                                           ----------      ---------
TOTAL LIABILITIES AND
 OWNERS' EQUITY                            $  300,580      $ 310,876
                                           ----------      ---------
                                           ----------      ---------

See accompanying notes.

R-D PHARMACY & BOOKS
STATEMENTS OF INCOME

                                                                SIX MONTHS ENDED
                                            YEAR ENDED              JUNE 30,
                                           DECEMBER 31,      -----------------------
                                              1997             1997           1998
                                        -----------------    --------       --------
                                                                   (Unaudited)
Net sales                                   $1,356,143       $646,153       $702,339

Cost of sales                                  911,196        456,196        469,508
                                            ----------       --------       --------

Gross profit                                   444,947        189,957        232,831

Operating expenses:
 Selling, general and administrative           265,769        106,651        129,844
 Depreciation                                   13,569          6,785          4,055
                                            ----------       --------       --------

  Total operating expenses                     279,338        113,436        133,899
                                            ----------       --------       --------

Income from operations                         165,609         76,521         98,932

Other income (expense):
 Other income                                    2,213          1,230          1,137
                                            ----------       --------       --------

  Net income                                $  167,822       $ 77,751       $100,069
                                            ----------       --------       --------
                                            ----------       --------       --------

See accompanying notes.

R-D PHARMACY & BOOKS
STATEMENTS OF OWNERS' EQUITY

                                                            SIX MONTHS ENDED
                                         YEAR ENDED             JUNE 30,
                                        DECEMBER 31,     -----------------------
                                           1997            1997           1998
                                     -----------------   --------       --------
                                                               (Unaudited)
Balance, Beginning of period            $  233,249      $ 233,249      $ 253,727

Owner draws                               (147,344)       (93,694)       (88,313)

Net income                                 167,822         77,751        100,069
                                        ----------      ---------      ---------
Balance, End of Period                  $  253,727      $ 217,306      $ 265,483
                                        ----------      ---------      ---------
                                        ----------      ---------      ---------



See accompanying notes.

R-D PHARMACY & BOOKS
STATEMENTS OF CASH FLOWS

                                                                     SIX MONTHS ENDED
                                                 YEAR ENDED              JUNE 30,
                                                DECEMBER 31,       -------------------
                                                   1997            1997           1998
                                             -----------------     ----           ----
                                                                        (Unaudited)
Operating activities:
 Net income                                     $  167,822       $ 77,751       $100,069

Adjustments to reconcile net income to net cash provided by operating activities:

 Depreciation                                       13,569          6,785          4,055
 Change in operating assets and liabilities:
  Accounts receivable-trade                          7,256         22,881         (9,459)
  Inventories                                      (48,587)       (14,268)        (2,633)
  Accounts payable-trade                            (1,911)        (9,036)        (1,523)
  Payroll taxes payable                               (912)             0             63
                                                ----------       --------      --------

Net cash provided by operating activities          137,237         84,113        90,572

Investing activities:
 Purchase of fixed assets                           (2,132)        (2,132)            0

Financing activities:
 Owner Draws                                      (147,344)       (93,694)      (88,313)
                                                ----------       --------      --------

Net increase (decrease) in cash                    (12,239)       (11,713)        2,259

Cash at beginning of period                         53,173         53,173        40,934
                                                ----------       --------      --------
Cash at end of period                           $   40,934       $ 41,460      $ 43,193
                                                ----------       --------      --------
                                                ----------       --------      --------


Supplemental disclosure of interest paid              none           none          none
                                                ----------       --------       --------
                                                ----------       --------       --------

See accompanying notes.

                             R-D PHARMACY & BOOKS
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997


1.   Summary of significant accounting policies

Organization

R-D PHARMACY & BOOKS, a sole proprietorship (the "Company"), owns and operates a retail pharmacy in Douglas, Wyoming.

Basis of accounting

The accompanying financial statements are prepared on the accrual basis of accounting and accordingly reflect revenues at the time products are sold or services rendered. Expenses are recognized when the products are received or the services are performed.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the financial statements.

Depreciation

Depreciation of equipment is provided on a straight-line basis over the estimated useful lives of the assets.

Unaudited financial statements

The accompanying unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for the indicated periods.

2.   Leases

The Company leases the retail store facilities on a month to month basis from a related party. Rent expense for fiscal year ended December 31, 1997 was $7,800.

3.   Income Taxes

The Company is a sole proprietorship for income tax purposes. The net taxable income of the Company is included in the personal income taxes of the owner. Therefore, no provisions or liability for federal income taxes is reflected in these statements.

5.   Subsequent events

On August 15, 1998 the Company sold a majority of its assets to HORIZON Pharmacies, Inc. and ceased operations.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET
JUNE 30, 1998
(IN THOUSANDS)

                                                 Company         Douglas
ASSETS                                          Historical     Store (Note)   Pro Forma
                                                ----------     ------------   ---------
Current assets:
 Cash                                            $ 6,517          $(200)       $ 6,317
 Accounts receivable                               5,805                         5,805
 Inventories                                      11,504            188         11,692
 Other                                               302                           302
                                                 -------          ------      --------

  Total current assets                            24,128            (12)        24,116

Property and equipment, net                        2,731             20          2,751

Intangibles, net                                   5,036            353          5,389
                                                 -------          ------      --------

Total assets                                     $31,895          $ 361        $32,256
                                                 -------          ------      --------
                                                 -------          ------      --------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Accounts payable                                $ 4,006                       $ 4,006
 Accrued liabilities                                 738                           738
 Notes payable                                       233                           233
 Current portion of long-term obligations          1,054          $  29          1,083
                                                 -------          ------      --------

  Total currrent liabilities                       6,031             29          6,060

Long-term obligations                              5,345            232          5,577

Deferred income taxes                                157                           157

Shareholder's equity:
 Common stock                                         54                            54
 Additional paid-in capital                       19,608            100         19,708
 Retained earnings                                   770                           770
 Treasury stock                                      (70)                          (70)
                                                 -------          ------      --------

  Total shareholders' equity                      20,362            100         20,462
                                                 -------          ------      --------

Total liabilities and shareholders' equity       $31,895          $ 361        $32,256
                                                 -------          ------      --------
                                                 -------          ------      --------

Note: The Douglas Store was acquired in August 1998 for a total consideration of $561 financed by a note payable of $261, stock of $100 and cash of $200 and is included herein at the values allocated to assets acquired.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
SIX MONTHS ENDED JUNE 30, 1998
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                    Historical
                                              -----------------------
                                                              Douglas     Pro Forma
                                              Company          Store     Adjustments     Pro Forma
                                              -------         -------    -----------     ---------
Net revenues                                  $28,689           $702                      $29,391

Cost and expenses:
 Cost of sales and services                    19,648            469                       20,117
 Depreciation and amortization                    330              4      $ (4) (1)           339
                                                                             9  (1)
 Selling, general and administrative            7,744            130        36  (3)         7,912
                                                                             2  (4)
                                              -------           ----      -----         ---------
Total costs and expenses                       27,722            603        43             28,368
                                              -------           ----      -----         ---------

Income from operations                            967             99       (43)             1,023

Interest expense and other, net                   153             (1)       14  (2)           166
                                              -------           ----      -----         ---------

Income before income taxes                        814            100       (57)               857

Provision for income taxes                        322                       21  (5)           343
                                              -------           ----      -----         ---------

Net income                                    $   492           $100      $(78)           $   514
                                              -------           ----      -----         ---------
                                              -------           ----      -----         ---------
Basic earnings per share                                                                  $  0.11
                                                                                        ---------
                                                                                        ---------
Shares used in computation of basic earnings
 per share                                                                              4,595,719
                                                                                        ---------
                                                                                        ---------
Diluted earnings per share                                                                $  0.11
                                                                                        ---------
                                                                                        ---------
Shares used in computation of diluted
 earnings per share                                                                     4,868,656
                                                                                        ---------
                                                                                        ---------

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31,1997
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                      Historical
                                                 ----------------------
                                                                Douglas     Pro Forma
                                                 Company         Store      Adjustments      Pro Forma
                                                 -------        -------     -----------      ---------
Net revenues                                     $28,430         $1,356                      $ 29,786

Cost and expenses:
 Cost of sales and services                       19,132            910                        20,042
 Depreciation and amortization                       330             14     $ (14) (1)            346
                                                                               16  (1)
 Selling, general and administrative               7,943            266        72  (3)          8,284
                                                                                3  (4)
                                                 -------         ------     ------         ----------

Total costs and expenses                          27,405          1,190        77              28,672
                                                 -------         ------     ------         ----------

Income from operations                             1,025            166       (77)              1,114

Interest expense and other, net                      218             (2)       20  (2)            236
                                                 -------         ------     ------         ----------

Income before income taxes                           807            168       (97)                878

Provision for income taxes                           480 *                     24  (4)            504
                                                 -------         ------     ------         ----------
Net income                                       $   327         $  168     $(121)           $    374
                                                 -------         ------     ------         ----------
                                                 -------         ------     ------         ----------
Basic earnings per share                                                                     $   0.13
                                                                                           ----------
                                                                                           ----------
Shares used in computation of basic earnings
 per share                                                                                  2,778,090
                                                                                           ----------
                                                                                           ----------
Diluted earnings per share                                                                   $   0.13
                                                                                           ----------
                                                                                           ----------
Shares used in computation of diluted earnings
 per share                                                                                  2,873,658
                                                                                           ----------
                                                                                           ----------

*  Includes $170 deferred income taxes resulting from change in tax status.

Adjustments to Pro Forma Financial Statements

(1) Adjust depreciation and amortization of acquired equipment and intangibles to reflect new basis in the acquired store:

Eliminate historical depreciation and amortization:
     Twelve months ended December 31, 1997:                      $ 14
     Six months ended June 30, 1998:                                4

Provide depreciation and amortization on acquired bases in
equipment and intangibles:
     Equipment - 7 year life - purchase price allocated            20
     Intangibles - 6 to 40 year life - purchase price allocated   353

Twelve months ended December 31, 1997:
     Depreciation of equipment                                      3
     Amortization of intangibles                                   13
                                                                  ---

       Total                                                       16

Six months ended June 30, 1998:
     Depreciation of equipment                                      2
     Amortization of intangibles                                    7
                                                                  ---

       Total                                                        9

(2)  Adjust interest expense:

Provide for interest expense on debt issued in acquisition:
     Debt                                                         261
     Interest rate                                               8.00%

     Twelve months ended December 31, 1997:                       20
     Six months ended June 30, 1998:                              14


(3) Increase previous Officer Salary/Compensation to new contract with Horizon:

     Twelve months ended December 31, 1997:                        72
     Six months ended June 30, 1998:                               36

(4)  Increase rent expense to new contract with Horizon:

     Twelve months ended December 31, 1997:                         3
     Six months ended June 30, 1998:                                2

(5) Adjust pro forma taxes (at a rate of 38% for 1997 and 40% for 1998) for acquisition adjustments and historical income:

     Twelve months ended December 31, 1997:                        24
     Six months ended June 30, 1998:                               21